EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of MasTec, Inc. (the “Company”) on Form  10-Q for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, C. Robert Campbell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ C. ROBERT CAMPBELL

C. Robert Campbell
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: December 23, 2004